ING Partners, Inc.

ING JPMorgan Mid Cap Value Portfolio (“Portfolio”)

Supplement dated December 20, 2013

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus and Summary Prospectus

Service Class (“Class S”) Prospectus and Summary Prospectus

Initial Class (“Class I”) Prospectus and Summary Prospectus

and Service 2 Class (“Class S2”) Prospectus and Summary Prospectus

each dated April 30, 2013; and

to the Portfolio’s

Class ADV, Class I, Class S and Class S2

Statement of Additional Information (“SAI”)

dated April 30, 2013

On November 21, 2013, the Portfolio’s Board of Directors approved closing the Portfolio to new shareholders, effective as of the close of business on February 7, 2014.

ING JPMorgan Mid Cap Value Portfolio Closure

The Portfolio is closed to new shareholders, except for the following shareholders of record as of February 7, 2014: (1) certain insurance company separate accounts that are currently offering the Portfolio as an investment option under Variable Contracts; (2) certain Qualified Plans outside the separate account context; (3) custodial accounts; (4) certain investment advisers and their affiliates in connection with the creation or management of the Portfolio; and (5) registered investment companies. Investments by currently invested Qualified Plans may be made on behalf of future plan participants.  The closure does not affect share purchases through the reinvestment of dividends and distributions.

The Adviser, Sub-Adviser and Distributor each reserves the right, at any time, to modify or eliminate these restrictions, including on a case-by-case basis.  Proof of eligibility may be required. Failure to do so may result in a rejection of the purchase.  The Portfolio may reopen in the future subject to the discretion of the Board of Directors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE